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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 16, 2005
                                                         -----------------


                          Community First Bancorp, Inc.
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             (Exact name of Registrant as specified in its Charter)


           Maryland                     0-50322                    36-4526348
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
        of incorporation)                                 Identification Number)


  2420 North Main Street, Madisonville, Kentucky                     15237
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:   (270) 326-3500
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                          COMMUNITY FIRST BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 4.01  Changes in Registrant's Certifying Accountant
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         On December  16,  2005,  the  Registrant  engaged King + Company PSC to serve as its independent auditors for the fiscal year ended December 31, 2005. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with King + Company PSC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COMMUNITY FIRST BANCORP, INC.



Date:  December 19, 2005              By:  /s/ William M. Tandy
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                                           William M. Tandy
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)